Exhibit 10.5

First Amendment to

Settlement and Release of Claims Agreement

This First Amendment to Settlement and Release of Claims Agreement (“Agreement”) is entered into by and between American Cannabis Company, Inc., a Delaware corporation (collectively, “ACC”), and Roger Scott Saunders, an individual, and Medihemp, LLC (“Medihemp”) and its wholly owned subsidiaries, SLAM Enterprises, LLC (“SLAM”) and Medical Cannabis Caregivers, Inc. (“Medical Cannabis”) (each formed and operating in their respective states of formation or corporation, and, together with Roger Scott Saunders, collectively referred to as the “Saunders Entities.” ACC and the Saunders Entities are collectively referred to as the “Parties”) as of November 4, 2024 (the “Effective Date”).

RECITALS

On November 1, 2024, the Saunders Entities and ACC circulated a Settlement and Release of Claims Agreement. The document included a signature block for review and approval by the Saunders Entities’ counsel.

Although both the Saunders Entities and ACC executed the Settlement and Release of Claims Agreement, counsel for the omission Entities noted one error of omission and did not sign the document.

Pursuant to Section 8 of the Settlement and Release of Claims Agreement, the Parties agree to amend the document to correct this error.

The original Settlement and Release of Claims Agreement is attached hereto, and its terms and conditions are incorporated herein by reference.

NOW THEREFORE, in consideration for the mutual promises and covenants contained herein, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

INCORPORATION OF RECITAL CLAUSES

The Parties acknowledge that all the representations set forth in the RECITALS clauses of this Agreement are incorporated herein by reference and made a material part of this Agreement with the same force and effect as if they were more fully set forth here. The Parties agree to waive any rule of contract construction or legal presumption that would prohibit any court of competent jurisdiction from construing or enforcing this Agreement based on the contents of the RECITALS above.

AMENDMENT TO SECTION 1 OF THE SETTLEMENT AND RELEASE OF CLAIMS AGREEMENT

Section 1 of the Settlement and Release of Claims Agreement is hereby amended to include subsection 6, as follows:

CONDITIONS PRECEDENT TO RELEASE OF ALL CLAIMS BY THE SAUNDERS ENTITIES IN FAVOR OF ACC

This release will be effective upon the completion of the transactions under the Stock Purchase Agreement between ACC and TEC, including the following actions:

1.	Execution of the Stock Purchase Agreement by both TEC and ACC,

2.	TEC’s payment of the $310,000 Purchase Price to the Escrow Agent for disbursement consistent with the terms and conditions of the Escrow Agreement,

3.	Issuance by the Seller of 302,900,458 shares of common stock to TEC at $0.001023 per share,

4.	Issuance of MED’s Contingent Approval Letter under 1 CCR 212-3:2-245 (A) & (D), authorizing the transfer of the Medical Marijuana Optional Premises Cultivation license and a Medical Marijuana-Infused Product Manufacturer license to Hollister & Blacksmith, Inc. and Ellis Smith, and

5.	Disbursement of at least $135,000 from escrow to the Saunders Entities in accordance with Section 2.03 of the Stock Purchase Agreement.

6.	Unless and until payment of at least $135,000 is tendered into the trust account of the Escrow Agent for the benefit of the Saunders Entities and is paid in accordance with Section 2.03 of the Stock Purchase Agreement, the UCC-1 financing statements against the assets of ACC shall remain in full force and effect.

Signature Page Follows

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Settlement and Release of Claims Agreement as of the Execution Date above.

AMERICAN CANNABIS COMPANY, INC.

By

Name: Ellis Smith

Principal Executive Officer

ACKNOWLEDGED AND AGREED by ROGER SCOTT SAUNDERS, INDIVIDUALLY, and on behalf of Medihemp, LLC, SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc. (Collectively, the “Saunders Entities”)

By

Name: Roger Scott Saunders

Title: Manager, Director, Authorized Signer

APPROVED AS TO FORM:

LAW OFFICES OF CLIFTON BLACK, PC

By

Name: Clifton Black
Title: Counsel for Saunders Entities

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